UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

Waste Management, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-12154	73-1309529
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 512-6200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

    As disclosed in its press release dated June 18, 2010, Waste Management, Inc. (the “Company”) is presenting at the Morgan Stanley Business Services Conference in New York, New York on September 23, 2010. Members of the Company’s senior management will be making a presentation that may include material non-public information, including information related to the Company’s strategic business plans, goals, and forecasts for future performance and industry development. The presentation is scheduled to begin at 8:35 a.m. Eastern time.

     A live webcast of the meeting and the accompanying presentation will be available on the Company’s website at http://www.wm.com under the Investor Relations section. Additionally, a replay of the webcast will be archived and the presentation will be posted on the website until 5:00 p.m. Eastern Time on October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: September 21, 2010

By: /s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

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